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March 1, 2000

HA-LO Industries, Inc.
5980 Touhy Avenue
Niles, Illinois 60714

Attention:   Mr. Barry Margolin
             Controller

Dear Mr. Margolin:

We are pleased to advise that Bank One Canada (the "Bank") has approved a new demand credit authorization for HA-LO Canada, Inc. (the "Borrower") subject to the Bank's continuing satisfaction with the Borrower's managerial and financial status. This facility replaces the credit facility detailed in our November 2, 1999 letter. Disbursements under the authorization are solely at the Bank's discretion. Any disbursement on one or more occasion shall not commit the Bank to make any subsequent disbursement.

BORROWER:           HA-LO CANADA, INC.

LENDER:             Bank One Canada

AMOUNT:             CAD $4,000,000 (or USD equivalent) demand operating line.

OPERATION           Loans will be advanced automatically in increments of
OF ACCOUNT:         CAD $10,000 or USD $10,000 to cover overdrafts on a
                    backdated basis. Surplus cash in the operating account will automatically be applied to operating loans in increments of CAD $10,000 or USD $10,000.

PURPOSE:            For working capital purposes.

EXPIRY:             March 31, 2000

REPAYMENT:          On demand

SECURITY:           Guarantee of HA-LO Industries, Inc. supported by a security interest in the assets of the Guarantor ranking pari pasu with the senior debt of the

                    Guarantor.

SUPPORTING          1.  Guarantee of HA-LO Industries, Inc. ("the Guarantor")
DOCUMEMTS:              with supporting resolution and supporting security
                        agreement in a form satisfactory to the Lender.


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                    2.  Account opening documents.
                    3.  Promissory Note (enclosed).
                    4. Acknowledged Letter Loan Agreement (sign and return one copy of this letter).
                    5.  Articles of Incorporation for Creadis Group Inc.
                    6.  Articles of Amendment/Continuation as HA-LO Canada Inc.

SERVICING           1.  Annual financial statements of the Borrower within 120
REQUIREMENTS:           days of each fiscal year end.
                    2.  Annual audited financial statements of the Guarantor
                        within 120 days of each fiscal year-end.
                    3.  Quarterly unaudited financial statements of the
                        Guarantor within 45 days of each fiscal quarter-end.
                    4.  Notification by the Borrower and Guarantor in the event of default under any credit arrangement.

CROSS
DEFAULT: This credit facility shall be deemed to be in default if a default takes place under any debt obligations of the Borrower or the Guarantor.

CONDITIONS
PRECEDENT:          Documentation in a form satisfactory to the Bank.

RATES:              The Bank's Canadian Prime Rate - Floating plus 1/2%.

FEES: Facility fee of five basis points (CAD $2,000) payable upon acceptance of this facility on each renewal of the facility.

PAYMENT
OF INTEREST         Interest is payable monthly in arrears by way of debit to
                    the Borrower's account.

If these terms and conditions are acceptable to you as they are to the Bank, kindly acknowledge your acceptance by signing and returning the enclosed duplicate of this letter along with the enclosed documentation. If you have any questions, please do not hesitate to call.

Sincerely,

BANK ONE CANADA

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ACKNOWLEDGED AND ACCEPTED this 1st day of March, 2000.


HA-LO CANADA, INC.                 HA-LO INDUSTRIES, INC. (as Guarantor)


By                                 By
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Its                                Its
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